Exhibit 99.2

	SEMPRA ENERGY
	Table F (Unaudited)

Statement of Operations Data by Segment

Three Months Ended June 30, 2016

(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 992	$ 617	$ 385	$ 147	$ 6	$ 90	$ (81)	$ 2,156

Cost of sales and other expenses	(664)	(516)	(306)	(86)	(13)	(336)	66	(1,855)

Depreciation and amortization	(158)	(112)	(14)	(15)	(2)	(12)	(1)	(314)

Equity earnings, before income tax	-	-	-	-	11	3	-	14

Other income (expense), net	13	6	5	(15)	1	1	12	23

Income (loss) before interest and tax (1)	183	(5)	70	31	3	(254)	(4)	24

Net interest (expense) income (2)	(48)	(25)	(6)	(3)	-	7	(62)	(137)

Income tax (expense) benefit	(48)	29	(15)	12	9	99	20	106

Equity earnings, net of income tax	-	-	-	33	-	-	-	33

Losses (earnings) attributable to noncontrolling interests	13	-	(6)	(16)	-	(1)	-	(10)

Earnings (losses)	$ 100	$ (1)	$ 43	$ 57	$ 12	$ (149)	$ (46)	$ 16

Three Months Ended June 30, 2015

(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 972	$ 780	$ 389	$ 152	$ 10	$ 155	$ (91)	$ 2,367

Cost of sales and other expenses	(596)	(573)	(311)	(90)	(12)	(156)	77	(1,661)

Depreciation and amortization	(149)	(113)	(12)	(17)	(1)	(12)	(3)	(307)

Gain on sale of assets	-	-	1	-	-	61	-	62

Equity earnings, before income tax	-	-	-	-	10	17	-	27

Other income, net	9	9	6	6	1	-	6	37

Income (loss) before interest and tax (1)	236	103	73	51	8	65	(11)	525

Net interest (expense) income (2)	(52)	(17)	(3)	(4)	-	2	(56)	(130)

Income tax (expense) benefit	(54)	(16)	(18)	(5)	11	(27)	11	(98)

Equity earnings, net of income tax	-	-	-	22	-	-	-	22

(Earnings) losses attributable to noncontrolling interests	(4)	-	(7)	(14)	-	-	1	(24)

Earnings (losses)	$ 126	$ 70	$ 45	$ 50	$ 19	$ 40	$ (55)	$ 295

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.

	SEMPRA ENERGY
	Table F (Unaudited)

Statement of Operations Data by Segment

Six Months Ended June 30, 2016

(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,983	$ 1,650	$ 785	$ 285	$ 13	$ 220	$ (158)	$ 4,778

Cost of sales and other expenses	(1,260)	(1,133)	(635)	(168)	(26)	(490)	128	(3,584)

Depreciation and amortization	(317)	(234)	(27)	(32)	(3)	(25)	(4)	(642)

Equity earnings (losses), before income tax	-	-	-	-	18	(26)	-	(8)

Other income (expense), net	27	16	7	(4)	1	1	24	72

Income (loss) before interest and tax (1)	433	299	130	81	3	(320)	(10)	616

Net interest (expense) income (2)	(96)	(47)	(10)	(5)	1	11	(128)	(274)

Income tax (expense) benefit	(120)	(58)	(29)	(29)	21	124	55	(36)

Equity earnings, net of income tax	-	-	2	48	-	-	-	50

Losses (earnings) attributable to noncontrolling interests	12	-	(12)	(21)	-	-	-	(21)

Earnings (losses)	$ 229	$ 194	$ 81	$ 74	$ 25	$ (185)	$ (83)	$ 335

Six Months Ended June 30, 2015

(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra Natural Gas	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,938	$ 1,828	$ 778	$ 315	$ 18	$ 352	$ (180)	$ 5,049

Cost of sales and other expenses	(1,156)	(1,188)	(625)	(192)	(23)	(352)	150	(3,386)

Depreciation and amortization	(294)	(226)	(25)	(34)	(3)	(24)	(4)	(610)

Plant closure adjustment	21	-	-	-	-	-	-	21

Gain on sale of assets	-	-	1	-	-	61	-	62

Equity earnings, before income tax	-	-	-	-	12	34	-	46

Other income, net	18	17	9	15	1	-	16	76

Income (loss) before interest and tax (1)	527	431	138	104	5	71	(18)	1,258

Net interest expense (2)	(104)	(36)	(4)	(7)	(1)	-	(105)	(257)

Income tax (expense) benefit	(142)	(111)	(34)	(13)	28	(29)	40	(261)

Equity (losses) earnings, net of income tax	-	-	(1)	38	-	-	-	37

(Earnings) losses attributable to noncontrolling interests	(8)	-	(13)	(25)	-	-	1	(45)

Earnings (losses)	$ 273	$ 284	$ 86	$ 97	$ 32	$ 42	$ (82)	$ 732

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.